Registration No. 33-23517

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [x]

         Pre-Effective Amendment No. ________                              [ ]


         Post-Effective Amendment No.     10                               [x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.      12                                             [x]


                        (Check appropriate box or boxes)

                            SCM PORTFOLIO FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


                   119 Maple Street, Carrollton, Georgia 30117
               (Address of Principal Executive Offices) (Zip Code)
                   Registrant's Telephone Number: 770-834-5839


                              Stephen C. McCutcheon
                                119 Maple Street
                            Carrollton, Georgia 30117
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Joseph V. Del Raso, Esq.
                        Stradley, Ronon, Stevens & Young
                            2600 One Commerce Square
                             Philadelphia, PA 19103


It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[x] on April 29, 1998, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       Calculation of Registration Fee Under the Securities Act of 1933
Title of Securities                  Proposed Maximum        Proposed Maximum
Being Registered    Amount Being     Offering Price Per      Aggregate Offering       Amount of
                    Registered       Unit                    Price                    Registration Fee
Common Stock        300,000 Shares   $10.15                  $3,045,000               $609*

  *Previously paid

                            SCM PORTFOLIO FUND, INC.

                   Cross-Reference Sheet Pursuant to Rule 495

         Form N-1A Item                                                                                     Page(s)
Part A   Prospectus Caption

Item 1.           Cover Page                                                                             Cover Page
Item 2.           Synopsis                                                                                        3
Item 3.           Condensed Financial Information                                                                 4
Item 4.           General Description of Registrant                                                     3,4,5,6,7,8
Item 5.           Management of the Fund                                                                          8
Item 6.           Capital Stock and Other Securities                                                             14
Item 7.           Purchase of Securities Being Offered                                                            9
Item 8.           Redemption or Repurchase                                                                       10
Item 9.           Pending Legal Proceedings                                                                      14

Part B   Statement of Additional Information

Item 10.          Cover Page                                                                             Cover Page
Item 11.          Table of Contents                                                                      Cover Page
Item 12.          General Information and History                                                               B-1
Item 13.          Investment Objectives and Policies                                                            B-1
Item 14.          Management of the Fund                                                                        B-4
Item 15.          Control Persons and Principal Holders of
                  Securities                                                                                    B-5
Item 16.          Investment Advisory and Other Services                                                        B-4
Item 17.          Brokerage Allocation and Other Practices                                                      B-6
Item 18.          Capital Stock and Other Securities                                                    (Part A) 14
Item 19.          Purchase, Redemption and Pricing of Securities                                                B-3
Item 20.          Tax Status                                                                                    B-7
Item 21.          Underwriters                                                                                  N/A
Item 22.          Calculations of Yield Quotations                                                              N/A
Item 23.          Financial Statements                                                         Financial Statements

Part C   Other Information

Items 24 through 32 have been answered in order in Part C.

                            SCM Portfolio Fund, Inc.
                                  P.O. Box 947
                            Carrollton, Georgia 30117

         Shareholder Services and Prospectus               770-834-5839


PROSPECTUS                                                       April 29, 1998


                        THE FUND AND INVESTMENT OBJECTIVE


         SCM Portfolio Fund, Inc. (the "Fund") is a diversified management open-end investment company whose investment objective is to realize a combination of income and capital appreciation which will result in the highest total return consistent with safety of principal.


                               FUND SHARE PURCHASE


         Shares of the Fund are purchased directly from the Fund by sending a completed account application to SCM Portfolio Fund, Inc., c/o Fidelity National Bank (the "Custodian"), 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305. Shares are purchased at the net asset value as next determined after the receipt of an order in proper form. The minimum initial purchase is $2,500 ($1,000 for IRAs) with subsequent purchases requiring a minimum of $250 ($100 for IRAs). Inquiries may be made to the Fund at the above address or telephone number.


                             ADDITIONAL INFORMATION


         This Prospectus, dated April 29, 1998, which should be retained for future reference, sets forth concisely the information that a prospective investor should know before investing in the Fund. A "Statement of Additional Information," dated April 29, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such statement is incorporated herein by reference. A copy of the Statement may be obtained without charge by writing or calling the Fund at the location or the telephone number shown above.


                  --------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

The Fund                                      3      Net Asset Value                                             12
Fund Expenses                                 3      Distributions and Tax Status                                12
Financial Highlights                          4      Custodian and Shareholder Services                          13
Investment Objective and Policies             5      Year 2000                                                   13
Investment Restrictions                       7      Reports to Shareholders                                     13
Fund Management and the                              Auditors and Litigation                                     14
     Investment Adviser                       8      Description of Common Stock                                 14
Purchase of Shares                            9      Other Information                                           14
Redemption of Shares                         10      Share Purchase Application                                  15

                                    THE FUND


          The Fund was incorporated in Georgia on January 14, 1988 and its registered office is in Carrollton, Georgia. It is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified investment company. Its investment adviser is SCM Associates, Inc. (the "Adviser").


                                  FUND EXPENSES

                        Shareholder Transaction Expenses

Sales Load Imposed on Purchases                                           None
Sales Load Imposed on Reinvested Dividends                                None
Redemption Fee                                                            None 1
Exchange Fees                                                             None

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)


Management Fees After Fee Waivers                                       0.00% 2
12b-1 Fees                                                                None
Other Expenses                                                          1.48%
 Total Fund Operating Expenses After Fee Waivers                        1.48% 2


1 A redemption fee of 1% of the redemption price is imposed on shares held less than 6 months. Fidelity National Bank charges a $15 fee for each wire redemption.


2 For the fiscal year ended December 31, 1997, the Adviser voluntarily waived its entire management fee equal to .74% of the Fund's average net assets, or $7,897. Absent such voluntary waiver by the Adviser, the Fund's total operating expenses would have been 2.22% of the Fund's average net assets, or $23,604. Pursuant to the investment advisory contract, the Adviser has agreed to refund to the Fund the sum necessary to reduce the total expenses of the Fund to not more than 2% of daily average assets under management. The expenses shown above are based upon the Fund's expenses for the previous fiscal year.

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return,
(2) the same operating expense percentage that the Fund estimates for the 1998 fiscal year, (3) reinvestment of all dividends and capital gain distributions and (4) redemption at the end of each time period.

             1 year           3 years           5 years           10 years
             ------           -------           -------           --------
             $15.06           $46.79             $80.80            $176.82

          The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. "Other Expenses," and therefore "Total Fund Operating Expenses," as shown in the table, are estimates for the 1998 fiscal year.


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES OR PERFORMANCE.  ACTUAL EXPENSES MAY BE
GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


          The following financial information has been audited by McMullan and Company, independent public accountants. The per share income and capital changes should be read in accordance with the financial statements and related notes, which, along with the auditors report thereon, are included in the Statement of Additional Information, and can be obtained by shareholders free of charge by writing or calling the Fund. Further information about the Fund's performance is contained in the Fund's annual report, which shareholders may obtain from the Fund without charge by writing or calling the Fund at the address or telephone number listed on the cover page of this Prospectus.


                                                                                 Year Ended December 31,
                                     1997      1996      1995      1994       1993        1992        1991         1990       1989

Selected Per-Share Data
Net asset value beginning of year   $11.69    $10.97     $9.95    $10.41     $10.26      $10.49      $ 9.98       $ 9.96     $10.00
                                    ------    ------     -----    ------     ------      ------      ------       ------     ------
Income from investment
  Operations:
     Net investment income             .28       .28       .32      .31        .31         .31         .44          .59        .75
     Net realized and
      unrealized gain (loss)
      on investments                  1.61       .98      1.08     (.39)       .35        (.08)        .52         (.13)      (.06)
                                    ------    ------     -----    ------     ------      ------      ------       ------     ------
  Total from investment               1.89      1.26      1.40     (.08)       .66         .23         .96          .46        .69
                                    ------    ------     -----    ------     ------      ------      ------       ------     ------
operations
Less Distributions:
  From net investment income         (.26)     (.27)     (.34)     (.29)      (.29)       (.30)       (.44)        (.44)      (.73)
  From net realized gain             (.27)     (.27)     (.04)     (.09)      (.22)       (.16)       (.01)        (.00)      (.00)
                                    ------    ------     -----    ------     ------      ------      ------       ------     ------
     Total distributions             (.53)     (.54)     (.38)     (.38)      (.51)       (.46)       (.45)        (.44)      (.73)
                                    ------    ------     -----    ------     ------      ------      ------       ------     ------
Net asset value, end of the year    $13.05    $11.69    $10.97    $ 9.95     $ 10.41    $ 10.26     $ 10.49       $ 9.98     $ 9.96
                                    ======    ======  ========      =====     ======     ======      ======        =====      =====
Total Return                        16.41%    11.53%    14.11%    (.76%)      6.57%       2.25%       9.78%        4.57%      6.69%


Ratios and Supplemental Data

Net assets, end of year         $1,157,801  $955,602  $922,948   $812,629    $731,106   $655,028    $706,098     $693,383   $358,604
Ratio of expenses to average net     1.48%     1.68%     1.47%     1.59%      1.58%       1.83%       1.39%        1.70%      1.40%
asset
Ratio of net investment income to
  average net assets                 3.66%     4.01%     4.52%     4.59%      4.36%       2.91%       4.22%        5.75%      7.20%
Portfolio turnover rate             12.70%    11.43%    14.84%    27.17%      21.00%     28.00%      35.00%       45.00%      0.00%
Average commission rate  paid     $0.1813    .6100%        N/A      N/A         N/A        N/A         N/A          N/A        N/A

                        INVESTMENT OBJECTIVE AND POLICIES


          The Fund's investment objective is to realize a combination of income and capital appreciation which will result in the highest total return consistent with safety of principal.

          In seeking to attain the Fund's objective, the Fund intends to pursue a flexible investment policy and invest primarily in common stocks, both growth and income-oriented; corporate bonds and debentures; U.S. Treasury notes and bonds; and short-term money market instruments, such as U.S. Treasury bills, bank certificates of deposit and commercial paper. The Fund seeks to generate real (inflation plus) growth during favorable investment periods and will emphasize income and capital preservation during uncertain investment periods.


          The Fund may purchase common stocks and other equity-type securities, limited to convertible bonds, preferred stocks, warrants, rights and convertible preferred shares. The percentage of assets invested in common stocks, other equity-type securities and in bonds, debentures and short-term money market instruments, such as those set forth in the preceding paragraphs, is not fixed and will vary from time to time depending upon the judgment of management as to general market and economic conditions, trends in investment yields and interest rates and changes in fiscal or monetary policies.


          The Fund may purchase bonds (including debentures) and notes rated A or better at the time of purchase by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Money market instruments will be commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; bankers acceptances, cash or short-term time deposits (maturities of 6 months or less, and then no more than 10 percent of the Fund's total assets) in U.S. banks or savings and loans which are members of the Federal Deposit Insurance Corporation; and money market mutual funds which invest primarily in U.S. Government Securities.


          The Fund may also invest in debt securities issued or guaranteed by the United States government and its agencies or instrumentalities. These securities include U.S. Treasury obligations and obligations of certain agencies, such as the Government National Mortgage Association, which are supported by the full faith and credit of the United States, as well as obligations of certain other agencies or instrumentalities, such as the Federal National Mortgage Association, Federal Land Banks and the Federal Farm Credit Administration, which are backed only by the right of the issuer to borrow limited funds from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase such obligations or by the credit of the agency or instrumentality itself.

          The Fund may invest in shares of other registered investment companies, subject to its investment restrictions and limitations imposed under the Act, and as such will bear its ratable share of those investment companies' expenses, including management fees, while at the same time remaining subject to payment of the advisory fee to the Adviser with respect to those assets.


          At times the Fund may be invested without limitation regarding percentage of its assets in common stocks and other equity-type securities. On the other hand, when the Fund believes that, in the light of the current economic and market conditions, its investment objectives may be more readily attainable by investment in fixed-income securities, it may invest without limitation regarding percentage of its assets in corporate bonds and debentures, U.S. Treasury notes or bonds, and in short-term money market instruments. The Fund may invest up to two percent of its net assets in warrants which are not listed on the New York or American Stock Exchange and an additional three percent in warrants which are so listed.


          Through its active management of the portfolio and flexible approach to investing, the Adviser seeks to reduce the degree of negative change in the Fund's net asset value per share in declining markets. However, there is no guarantee that the Adviser will be successful in attaining this goal.


          In seeking to further its investment objective of realizing the highest total return with the assumption of reasonable risks, the distinction between the realization of short-term capital gain taxable as ordinary income and long-term capital gain will not be of primary importance. When the Fund determines that a security should be sold, the security will be sold whether or not it has been held for the required period of time to qualify as a long-term capital gain. In addition, as indicated above, the Fund may purchase securities with a short-term profit objective when the Adviser deems it advisable.


          Except for the Fund's stated investment objective, the above-referenced policies are not fundamental and the Fund's Board of Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding voting securities.

          The Fund's investment objective and investment policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of many other investment companies. It is anticipated that the annual portfolio turnover rate will not exceed 100 percent but may exceed this rate if the Adviser deems changes to the portfolio are appropriate and consistent with the Fund's stated investment objective and policies. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities by the average monthly value of the Fund's portfolio securities.

                             INVESTMENT RESTRICTIONS

         The By-laws of the Fund provide the following fundamental investment restrictions, and the Fund may not, except by the vote of a majority of the outstanding voting securities, change such restrictions. A majority of such securities means the vote, at an annual or a special meeting of the shareholders of the Fund duly called, of (i) 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

         The Fund may not:


         (1) (a) With respect to 75% of the Fund's total assets, invest in the securities of any one issuer (excluding the U.S. Government, its agencies and instrumentalities), if immediately thereafter and as a result of such investment the acquisition cost of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, or


             (b) Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

         (2) Act as an underwriter for securities of other issuers.


         (3) Borrow money or purchase securities on margin, but may borrow money from banks as may be necessary for clearances or purchases and sales of securities for temporary or emergency purposes in an amount not to exceed 5 percent of the value of the Fund's assets at the time the loan is made.


         (4) Sell securities short, except for short sales against-the-box.

         (5) Invest more than 25 percent of its assets at the time of purchase in any one industry, except for U.S. Government securities.

         (6) Make investments in commodities, commodity contracts or real estate, although the Fund may purchase and sell securities of companies which deal in real estate or interests therein and whose securities are marketable.

         (7) Make loans except the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

         (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than ten percent of the Fund's total assets would be invested in securities of other investment companies, more than five percent of its total assets would be invested in the securities of any one other investment company or the Fund would own more than three percent of any other investment company's securities.


         (9) Invest in companies for the purpose of acquiring control.

         (10) Invest more than 5 percent of the total Fund assets taken at the market value at the time of purchase in securities of companies, except investment companies, with less than three years of continuous operation, including the operation of any predecessor.

         (11) Pledge, mortgage or hypothecate any of its assets.


         (12) Invest more than 10 percent of the Fund's total assets in securities that at the time of purchase have legal or contractual restrictions on resale or which are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options).


                   FUND MANAGEMENT AND THE INVESTMENT ADVISER


         The Fund is controlled by the shareholders who elect the Board of Directors who exercise authority over policy matters of the Fund. The day-to-day operations of the Fund are managed by the Fund's officers subject to the By-laws of the Fund and review of the Board of Directors. Information about the officers and directors of the Fund is provided in the "Statement of Additional Information."

         The Fund has entered into an advisory agreement (the "Agreement") with SCM Associates, Inc., 119 Maple Street, Carrollton, Georgia 30117 (the "Adviser") whereby the Adviser is authorized to manage the Fund's investments. The Adviser has no current agreement for providing investment management services to any other registered investment company. The Adviser does serve as investment adviser to other entities, as he has done since 1986. Due to his percentage ownership of the Adviser, Dr. Stephen C. McCutcheon, President and Director of the Fund, controls the Adviser. Dr. McCutcheon also serves as the Portfolio Manager of the Fund, as he has done since the Fund's inception in 1989.


         The Fund has an investment committee composed of Henry W. Blizzard, Vice Chairman and Vice President of the Fund and the Adviser, and Dr. McCutcheon. However, Dr. McCutcheon manages the portfolio of the Fund and makes the final investment decisions.

         The Agreement with the Adviser will continue on an annual basis provided that approval is granted annually by a vote of a majority of the independent directors or by a vote of the holders of a majority of the outstanding voting securities of the Fund. In either condition, the Agreement must be approved (1) by a majority of the directors of the Fund who are neither parties to the Agreement nor interested persons as defined in the Act and (2) at a meeting called for the purpose of voting such approval. The Agreement may be terminated at any time, without the payment of any penalty by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on not more than sixty (60) days' written notice to the Adviser.

         As compensation for its services, the Fund has agreed to pay the Adviser a fee to be computed and paid monthly by multiplying the sum of 0.74% of the average daily closing net assets of the Fund during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in Leap Years). For the fiscal year ended December 31, 1997, investment advisory fees were waived by the Adviser. During such period, the Adviser waived its entire investment advisory fee equal to .74% of the Fund's average net assets.

         The Fund will provide, at its own expense, legal, accounting and auditing fees; insurance and bonding premiums; custodial fees; shareholder report fees; transfer agent fees; registration fees; interest and extraordinary expenses. However, the Adviser has borne the organizational expenses of the Fund. Furthermore, the Agreement provides that should the management fee and other expenses exceed two percent at the end of the fiscal year based on the Fund's daily average net assets, the Adviser would refund the sum necessary to reduce the total cost to the Fund to not more than two percent of the daily average net assets under management during the fiscal year. For the fiscal year ended December 31, 1997, the total expenses of the Fund were 1.48% of average net assets.

         The Fund has also entered into an Administrative Services Contract whereby the Adviser will furnish the Fund with certain administrative services including fund accounting, net asset value calculation and reporting. For its services under the contract, the Fund pays to the Adviser a monthly fee equal to one-twelfth of twenty-five one hundredths of one percent per month (the equivalent of .25 of one percent per annum), of the daily average net assets of the Fund during the month. For the fiscal year ended December 31, 1997, the Fund paid the Adviser $2,668. For the fiscal years ending December 31, 1996 and December 31, 1995, the Fund paid the Adviser $2,320 and $2,124, respectively.


                               PURCHASE OF SHARES


         Shares of the Fund are purchased by sending a Share Purchase Application to SCM Portfolio Fund, Inc., c/o Fidelity National Bank, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305. The offering price for the Fund's shares is equal to the net asset value per share next determined after receipt of a purchase order by the Fund. There are no sales charges or underwriting commissions. An initial purchase of Fund shares must be at least $2,500 ($1,000 for IRAs), at the current offering price. Subsequent purchases may be made in amounts of $250 ($100 for IRAs) or more. These minimums may be changed at any time. Shareholders will be given at least 30 days' advance notice of any increase in the minimums.

         Purchase orders will be accepted only when accompanied by a Share Purchase Application form and a check or money order in payment of the purchase price. All orders to purchase shares are subject to acceptance or rejection by the Fund and are not binding until so accepted. (Funds to purchase shares may be transmitted to the custodian by wire. Please call 404-240-1557 for wiring or express mail instructions.)

         The Fund will not ordinarily issue certificates for shares purchased. Share certificates representing whole shares are issued only upon the specific request of a shareholder made in writing to the Fund. All shareholders will receive confirmations showing purchases, redemptions and net shares owned.

         The Fund will retain and reinvest automatically dividends and capital gains distributions and use the same for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distributing date. However, a shareholder may at the time of purchase or any time by letter direct the Fund to pay dividends and capital gains distributions to such shareholder in cash. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.

Individual Retirement Accounts


         Shares of the Fund are available for purchase through tax-deferred Individual Retirement Accounts ("IRAs"). Application forms and information for IRAs can be obtained from the Fund by calling 770-834-5839. The Fund's custodian, Fidelity National Bank ("Fidelity"), makes available its services as the IRA custodian for each shareholder account that is established as an IRA. For these services, Fidelity receives an annual fee of $10.00 per IRA account, which fee is paid to Fidelity by the IRA shareholder. Fees not paid by the due date will be charged to the IRA account.


                              REDEMPTION OF SHARES


         Shares will be redeemed on request of the shareholder in "proper form" to the Fund: "Proper form" means that the request to redeem must meet all the following requirements:


         (1) It must be in writing sent to SCM Portfolio Fund, Post Office Box 947, Carrollton, Georgia 30117;

         (2) It must be signed by the shareholder (or shareholders) exactly in the manner as the shares are registered, and must specify either the number of shares, or the dollar amount of shares, to be redeemed;

         (3) The signature (or signatures) of the redeeming shareholder (or shareholders) must be guaranteed by a commercial bank, savings bank, broker/dealer firm, clearing agency, or a registered stock exchange, and if the shares are registered in more than one name, then the signature of each of the shareholders must be guaranteed separately;

         (4) If certificates have been issued for the shares being redeemed, the request must be accompanied by such certificates together with a stock power signed by the shareholder (or shareholders), with signature (or signatures) guaranteed in the same manner as described in number three above; and

         (5) If the shares being redeemed are registered in the name of an estate, trust, custodian, guardian, retirement plan or the like, or in the name of a corporation or partnership, documents must also be included which, in the judgment of the Fund or its designated agent, are sufficient to legally establish the authority of the person (or persons) signing the request, with signature (or signatures) guaranteed in the same manner as described in number three above.


         The redemption price will be the net asset value per share next determined after the request to redeem is received by the Fund in "proper form," as defined above. In the event of redemption within six months of purchase of the shares redeemed, one percent (1%) of the redemption amount will be charged by the Fund to defray administrative costs incurred. The fee is treated by the Fund as other income. The proceeds received by the shareholder may be more or less than the cost of such shares, depending upon the net asset value per share at the time of redemption. If, as a result of redemption, the net asset value of a shareholder's remaining shares is less than $1,250, the Fund may involuntarily redeem such remaining shares. Prior to any such involuntary redemption, a redemption notice will be sent by first class mail to the shareholder at the address on the Fund's records. The notice will specify a date no less than thirty (30) days from the date it is mailed, and the remaining shares will be redeemed at net asset value on such date unless the shareholder purchases sufficient additional shares to raise the net asset value of his aggregate share holdings to $1,250 by that date.

         Payment by the Fund will ordinarily be made in cash and within seven
(7) days of receipt of the shareholder's request for redemption in "proper form." Funds may also be wired to another bank or trust company. Fidelity National Bank charges a $15 fee for each wire redemption. Please call the custodian (404-240-1557) for instructions regarding transmittal of a redemption by wire. If shares have been purchased by check, the Fund will make redemption proceeds available upon the clearance of the shareholder's purchase check by the shareholder's bank, which, depending on the location of such bank, could take up to fifteen (15) days or more.

         The Fund reserves the right to suspend or postpone redemptions during any period when the New York Stock Exchange is closed for other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; or during which an emergency exists such as would make disposal of securities owned by the Fund unreasonable or impracticable or would make determination of the Fund's value impracticable; or for such other periods as the Securities and Exchange Commission may by order permit for protection of the Fund's shareholders.


                                 NET ASSET VALUE


         The net asset value for the Fund's shares is determined as of the close of trading on each day the New York Stock Exchange is open by dividing the net asset value (assets minus liabilities) of the Fund by the number of shares outstanding, the result being adjusted to the nearest whole cent. Except on the last business day of each calendar month, the Fund may omit the determination of net asset value on days when no share purchase or share redemption requests are received. In computing the net asset value of the Fund, securities listed on the New York Stock Exchange, American Stock Exchange or other security exchanges, and securities traded in the Over-The-Counter market shall be valued at their closing sales prices. If no sale has been reported for that day, the last published sale or the last recorded bid price, whichever is the more recent, shall be used, unless in the opinion of the Board of Directors the value thus obtained may not fairly indicate the actual market value, in which case these securities, and any other assets for which market quotations are not readily available, shall be valued at fair value as determined by the management and approved in good faith by the Board of Directors. Debt securities having maturities of less than sixty (60) days are valued by the amortized cost method when the Board of Directors determines in good faith that amortization cost is fair value. Expenses and fees, including the advisory fee, are accrued daily and taken into account for the purpose of determining the net asset value.


                          DISTRIBUTIONS AND TAX STATUS


         The Fund intends to distribute, at least annually, ordinary dividends and net capital gains substantially equal to the Fund's net investment income and net capital gains for each year. There can be no guarantee that the Fund will have such net investment income or net capital gains for annual distribution. All distributions will be automatically reinvested in shares of the Fund, unless the shareholder makes a written request for distributions in cash. Such request must be sent to the Fund at its current mailing address.

         The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As such, the Fund will not be subject to Federal corporate income tax on net investment income and net capital gains distributed to its shareholders. Shareholders are individually liable for income taxes that may be due on net investment income and net capital gains distributions by the Fund. Any distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the net asset value per share by the amount of such distributions. These distributions, although in effect a return of capital, are subject to taxation.

         The Fund will inform shareholders each year of the amount and nature of the distributions which are taxable to shareholders. Shareholders should consult their own financial adviser concerning the federal, state, and local tax consequences of share ownership. Further tax information is included in the "Statement of Additional Information."


                       CUSTODIAN AND SHAREHOLDER SERVICES

         Fidelity National Bank, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305 (404- 240-1557) acts as custodian of all cash and securities of the Fund, and acts as dividend disbursing agent.

         SCM Portfolio Fund acts as its own transfer agent.


                                    YEAR 2000

         The services provided to the Fund and its shareholders by the Adviser, the Custodian and others depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and accounting services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer system to prepare for the year 2000 and expect that their system, and those of their outside service providers, will be adapted in time for that event.


                             REPORTS TO SHAREHOLDERS

         The Fund sends all shareholders annual reports containing audited financial statements. In addition, at least semiannually, the Fund sends all shareholders reports containing unaudited financial statements.

         Shareholder inquiries regarding these reports should be addressed to the Fund at P.O. Box 947, Carrollton, Georgia 30117 or by telephone to (770) 834-5839.

                             AUDITORS AND LITIGATION

         McMullan and Company, independent certified public accountants, 1355 Peachtree Street, Atlanta, Georgia, act as independent auditors for the Fund.

         As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund or its Adviser.

                           DESCRIPTION OF COMMON STOCK

         The Fund was incorporated in Georgia on January 14, 1988 with 10,000,000 authorized shares of common stock, $1.00 par value. All the outstanding shares are, and the shares to be issued as contemplated herein will be, duly authorized, fully paid and nonassessable. Each issued and outstanding share has full voting rights and is entitled to one vote on all matters submitted to the shareholders on the election of directors and the selection of independent certified public accountants. No shareholder is entitled to cumulative voting rights or to any preemptive right to acquire securities of the Fund. Each share has equal dividend, distribution, and liquidation rights.

                                OTHER INFORMATION


         This Prospectus does not contain all the information set forth in the registration statement the Fund has filed with the Securities and Exchange Commission. The complete registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. Shareholders may also direct inquiries to the Fund or obtain a Statement of Additional Information by writing or calling the Fund at the address or telephone number provided on the first page of this Prospectus.


                           -------------------------


         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated April 29, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by SCM Portfolio Fund, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of SCM Portfolio Fund, Inc. since the date hereon.

                           SHARE PURCHASE APPLICATION

Please make checks payable to:      SCM PORTFOLIO FUND, INC.
                                    c/o Fidelity National Bank - Trust Dept.
                                    3490 Piedmont Road, Suite 1450
                                    Atlanta, GA  30305

  Amount of Investment Attached $____________ (minimum initial purchase $2,500)

        All applications are accepted in Georgia and under Georgia laws.


                             (Not for use with IRAs)

        INSTRUCTIONS                                                Please Type or Print Clearly
  Fill in where applicable

Individual                    1.                                                                     -           -
                                    First Name        Initial           Last Name                 Social Security Number

Joint Tenant, if any,         2.                                                                     -           -
(with right of survivorship)        First Name        Initial           Last Name                 Social Security Number



Uniform Gift to Minors        3.
                                    Custodian's Name (Only one allowed by law)                  Minor's State of Residence

                                                                                                     -           -
                                    Minor's Name (Only one allowed by Law)                      Minor's Social Security No.



Other                         4.
(Corporations, Trusts,
Associations, Partnerships)

                                                                                                     -
                                                                                                  Tax Identification No.


Full Address                  Number and Street

                              City                                                    State            Zip

                              Citizen of :      |_|  United States        |_|  Other (Specify)

                              Home Telephone No.                             Business Telephone No.


Signature                     The undersigned has received a current copy of the Company's
                              Prospectus, understands that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing, certifies under penalty of perjury that the applicant is not subject to back up withholding for underreporting interest or dividends and the applicant's correct social security (taxpayer identification) number is printed above, and has full authority and legal capacity to purchase shares of the Company.

                                       Individual (or Custodian)                          Corporate Officer of Trustee


                                       Joint Tenant (if any)                        Title of Corporate Officer or Trustee

         Custodian                                  SCM Portfolio Fund
                                                       Incorporated
    Fidelity National Bank


       Legal Counsel


     Pepper Hamilton LLP
   Philadelphia, Pennsylvania
                                                        Prospectus
                                                      April 29, 1998


Independent Accountants and Auditors

      McMullan and Company
        Atlanta, Georgia


    Investment Adviser                A no-load mutual fund which seeks the
                                       highest total return from income and
    SCM Associates, Inc.            capital appreciation consistent with safety
    Carrollton, Georgia                             of principal

                       TABLE OF CONTENTS

                                                          Page


The Fund.....................................................3
Fund Expenses................................................3
Financial Highlights.........................................4
Investment Objective and Policies............................5
Investment Restrictions......................................7
Fund Management and the Investment Adviser...................8
Purchase of Shares...........................................9
Redemption of Shares........................................10
Net Asset Value.............................................12
Distributions and Tax Status................................12
Custodian and Shareholder Services..........................13
Year 2000...................................................13
Reports to Shareholders.....................................13
Auditors and Litigation.....................................14
Description of Common Stock.................................14
Other Information...........................................14
Share Purchase Application..................................15

                            SCM PORTFOLIO FUND, INC.
                                  P.O. BOX 947
                            CARROLLTON, GEORGIA 30117

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 29, 1998

THIS STATEMENT IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS OF SCM PORTFOLIO FUND, INC. (THE "FUND") DATED APRIL 29, 1998. TO OBTAIN THE PROSPECTUS, PLEASE WRITE TO THE FUND AT THE ABOVE ADDRESS.


                                TABLE OF CONTENTS


THE FUND...................................................................B-1
INVESTMENT OBJECTIVES AND POLICIES.........................................B-1
INVESTMENT RESTRICTIONS....................................................B-1
PORTFOLIO SECURITIES.......................................................B-2
SHARE PURCHASES AND REDEMPTIONS............................................B-3
NET ASSET VALUE............................................................B-4
FUND MANAGEMENT AND THE INVESTMENT ADVISER.................................B-4
OFFICERS AND DIRECTORS OF THE FUND.........................................B-5
CONTROL PERSONS............................................................B-5
BROKERAGE..................................................................B-6
TAX INFORMATION............................................................B-7
CUSTODIAN AND TRANSFER AGENT...............................................B-8
REPORTS TO SHAREHOLDERS....................................................B-8
AUDITORS AND LITIGATION....................................................B-8
OTHER INFORMATION..........................................................B-8
FINANCIAL STATEMENTS

                                    THE FUND

         The Fund is a diversified open-end management investment company which was incorporated in Georgia on January 14, 1988. The registered office of the Fund is 119 Maple Street, Carrollton, Georgia, and the mailing address is P.O. Box 947, Carrollton, Georgia 30117.

                       INVESTMENT OBJECTIVES AND POLICIES


         The investment objective and policies of the Fund are described in the Prospectus under the heading "Investment Objective and Policies."


                             INVESTMENT RESTRICTIONS

         The By-laws of the Fund provide the following fundamental investment restrictions, and the Fund may not, except by the vote of a majority of the outstanding voting securities, change such restrictions. A majority of such securities means the vote, at an annual or a special meeting of the shareholders of the Fund duly called, of (i) 67 percent or more of the voting securities at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

         The Fund may not:


         (1) (a) With respect to 75% of the Fund's total assets, invest in the securities of any one issuer (excluding the U.S. Government, its agencies and instrumentalities), if immediately thereafter and as a result of such investment the acquisition cost of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, or


             (b) Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

         (2) Act as an underwriter for securities of other issuers.


         (3) Borrow money or purchase securities on margin, but may borrow money from banks as may be necessary for clearances or purchases and sales of securities for temporary or emergency purposes in an amount not to exceed 5 percent of the value of the Fund's assets at the time the loan is made.


         (4) Sell securities short, except for short sales against-the-box.

         (5) Invest more than 25 percent of its assets at the time of purchase in any one industry, except for U.S. Government securities.

         (6) Make investments in commodities, commodity contracts or real estate, although the Fund may purchase and sell securities of companies which deal in real estate or interests therein and whose securities are marketable.

         (7) Make loans except the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.


         (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than ten percent of the Fund's total assets would be invested in securities of other investment companies, more than five percent of its total assets would be invested in the securities of any one other investment company or the Fund would own more than three percent of any other investment company's securities.


         (9) Invest in companies for the purpose of acquiring control.

         (10) Invest more than 5 percent of the total Fund assets taken at the market value at the time of purchase in securities of companies, except investment companies, with less than three years of continuous operation, including the operation of any predecessor.

         (11) Pledge, mortgage or hypothecate any of its assets.


         (12) Invest more than 10 percent of the Fund's total assets in securities that at the time of purchase have legal or contractual restrictions on resale or which are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options).


                              PORTFOLIO SECURITIES


         Though the Fund primarily intends to invest in publicly traded common stocks, the following information provides brief descriptions of certain other securities in which the Fund may invest. Prospective investors should read and understand the factors disclosed in the "Investment Objective and Policies" section of the Prospectus before purchasing shares in the Fund.

         The Fund may invest in warrants which give the holder the right to purchase a specified amount of a company's common stock at a stipulated price for a specified period of time. Due to the leverage characteristics of warrants, market price volatility of these securities is usually much greater than that of the related common stock.

         The Fund may invest in rights which normally have a significantly shorter-term life than warrants and give the holder the opportunity to purchase a specified number of shares of a new issue of a company at a specified price. The failure to exercise such rights results in a dilution of a shareholder's interest in the company.

         The Fund may invest up to 5% of its assets in GNMA Mortgage-Backed Securities ("GNMA's"). GNMA's are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Federal Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the Federal Government. As mortgage-backed securities, GNMA's differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Also, the underlying mortgage loans may be paid off prior to maturity due to a sale of the secured real estate or refinancing due to changes in interest rates and the Fund may not be able to replace those securities on similar terms.

         The Fund, subject to its investment restrictions and limitations imposed under the Act, may invest in American Depository Receipts ("ADRs") or in shares of other registered investment companies whose portfolios are invested in foreign securities. Investing in foreign securities involves substantial risks not typically associated with investing in securities of domestic companies. Investing in securities of foreign issuers and the attendant holding of foreign currencies could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates. In addition, less information may be available about foreign companies than about domestic companies and foreign companies may not be subject to reporting or accounting standards and requirements comparable to those applicable to domestic securities and their markets. Securities of some foreign companies may involve greater market risk than securities of domestic companies and foreign brokerage commissions and other fees are generally higher than those in the United States. Certain costs, including currency exchange price spreads, are often incurred to cover currency exchange service charges. Investments in foreign securities may also be subject to local economic or political risks, including instability of some foreign governments, the imposition of withholding taxes on dividend or interest payments, foreign exchange controls (which could suspend the ability to transfer currency from a given country) and the potential for expropriation, confiscatory taxation or nationalization of the assets of the companies issuing the securities.


         The Fund does not currently intend to enter into repurchase agreements or reverse repurchase agreements, or purchase options or futures contracts.

                         SHARE PURCHASES AND REDEMPTIONS


         The Prospectus describes the manner in which the Fund's shares may be purchased or redeemed. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.


Individual Retirement Accounts (IRA)

         Individuals who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax-qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of the recordkeeping requirements of establishing and maintaining a tax-qualified retirement plan trust.


                                 NET ASSET VALUE


         The Prospectus, under the heading "Net Asset Value," describes how and when the Fund's net value is determined.


                   FUND MANAGEMENT AND THE INVESTMENT ADVISER


         The Fund is controlled by the shareholders who elect the Board of Directors, which exercises authority over policy matters of the Fund. The officers of the Fund conduct the day-to- day management of the Fund, and SCM Associates, Inc. (the "Adviser") serves as investment adviser. Dr. Stephen C. McCutcheon, President and Director of the Fund, controls the Adviser due to his percentage ownership of the Adviser, and is generally responsible for all of its investment decisions. Dr. McCutcheon, prior to the formation of the Fund, managed certain discretionary investment accounts for individuals, corporations, trusts and retirement funds. Dr. McCutcheon has managed the portfolio of the Fund since its inception.

         The Fund has entered into an advisory agreement (the "Agreement") with the Adviser whereby the Adviser is authorized to manage the Fund's investments. The Agreement will continue on an annual basis provided that approval is granted annually by a vote of a majority of the independent directors or by a vote of the holders of a majority of the outstanding voting securities of the Fund. In either condition, the Agreement must be approved (1) by a majority of the directors of the Fund who are neither parties to the Agreement nor interested persons as that term is defined in the Investment Company Act of 1940 and (2) at a meeting called for the purpose of voting such approval. The Agreement may be terminated at any time, without the payment of any penalty by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on not more than sixty (60) days' written notice to the Adviser.

         As compensation for its services, the Fund has agreed to pay the Adviser a fee to be computed and paid monthly by multiplying the sum of 0.74% of the average daily closing net assets of the Fund during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in Leap Years). For the fiscal years ended December 31, 1997, 1996 and 1995, the Adviser waived its fee.

         The Fund will provide legal, accounting and auditing fees; insurance and bonding premiums; custodial fees; shareholder reports; transfer agent fees; registration fees; Federal and state taxes; interest and extraordinary expenses. Furthermore, the Agreement provides that should the management fee and other expenses exceed two percent at the end of the fiscal year based on the Fund's daily average net assets, the Adviser would refund the sum necessary to reduce the total cost to the Fund to not more than two percent of the daily average assets under management during the fiscal year.

                       OFFICERS AND DIRECTORS OF THE FUND

                                                               Principal Occupation and
Name, Address and Age                    Position              Affiliation for Past Five Years
Stephen C. McCutcheon*, 59               President and         President and Director
123 Ole Hickory Trail                    Director              of SCM Associates, Inc. and Southern Capital
Carrollton, GA 30117                                           Management Company.

Henry W. Blizzard *, 58                  Vice President        Law Partner, Sherrill, Batts, Mathews and 202
Wellington Road                          and Director          Blizzard; Vice President and Director of
Athens, AL  35611                                              SCM Associates, Inc. and Southern
                                                               Capital Management Company.

James M. Prather*, 53                    Secretary and         Dentist; Secretary and Director of SCM
175 Fairlawn Drive                       Director              Associates, Inc. and Southern Capital
Carrollton, GA 30117                                           Management Company.

Cynthia B. McCutcheon (1), 59            Treasurer             Operations Manager, Treasurer and Director
123 Ole Hickory Trail                                          of SCM Associates, Inc. and Director of
Carrollton, GA 30117                                           Southern Capital Management Company.

William L. McGee, 51                     Director              Veterinarian
291 Tyus Carrollton Road
Carrollton, GA 30117

Lititia Stone, 53                        Director              Treasurer/Director Systems & Methods,
130 Ole Hickory Trail                                          Incorporated
Carrollton, GA 30117

* "Interested Person" as that term is defined by the Investment Company Act of 1940.

(1) Cynthia B. McCutcheon is the wife of Stephen C. McCutcheon.


         The Directors of the Fund met in person three times during fiscal year 1997, and otherwise conducted the Fund's business two additional times by unanimous written consent, in accordance with applicable law. No Director of the Fund receives compensation from the Fund for acting as Director.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         Systems & Methods, Inc. Pension and Profit Sharing Plans, 119 Maple Street, Carrollton, Georgia 30117, owned beneficially 44.05 percent of the outstanding shares of the Fund on April 1, 1998. Due to its percentage ownership of the shares of the Fund, the Plans are deemed to control the Fund and will have a substantial effect on the outcome of any matter submitted to shareholders of the Fund for a vote. Shareholders who owned five percent or more of the shares of the Fund on April 1, 1998 are as follows:

                                                                              % Record
Name                                      Address                             Ownership
James M. Prather                          175 Fairlawn Drive                     21.05
                                          Carrollton, GA 30117

Daniel K. Blizzard                        515 N. Jefferson Street                 6.33
                                          Athens, AL  35611

Richard D. and                            60 Greenwood Lane                       5.65
Edith C. Pickering                        Carrollton, GA  30117

Henry W. Blizzard                         202 Wellington Road                     5.22
                                          Athens, AL  35611

Lititia H. Stone, an independent director of the Fund, and her husband, Robert
J. Stone, are participants in System & Methods, Inc. Pension and Profit Sharing Plans. As of April 1, 1998, the directors and officers as a group owned 75.00% or 70,345.892 of the outstanding shares of the Fund.

                                    BROKERAGE


         The Adviser is responsible for the investment decisions of the Fund and as such will select members of securities exchanges, brokers and dealers (collectively "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith.

         Purchase and sale orders usually will be placed with brokers who are considered by the Adviser as those able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price. The overall determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transactions at all where a large block is involved, availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such commissions are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions.

         The Adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, for the Fund and, as to transactions to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser in making the recommendation in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Adviser is required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that commissions were recommended or paid only for products or services which provide lawful and appropriate assistance to the Adviser in the performance of its investment research, advice and supervision for the Fund; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies (i) that obtaining a low commission is deemed secondary to obtaining a favorable price than to pay the lowest commission; and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and the Adviser are useful to the Adviser in performing its advisory services under its contract with the Fund. Research services provided by brokers to the Fund or the Adviser are considered to be in addition to, and not in lieu of, services required to be performed by the Adviser under its contract with the Fund. Research furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser for any accounts it may service, and not all such research may be used by the Adviser for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker deemed beneficial to the Fund.

         The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended December 31, 1997, 1996 and 1995 was $1,228.96, $876.10, and
$1,197.20, respectively.


         Insofar as known to management, no Director or Officer of the Fund, nor the Adviser or any persons affiliated with either of them, has any material direct or indirect interest in any broker which may be employed by or on behalf of the Fund.

                                 TAX INFORMATION


         The Fund intends to comply with all the requirements for qualification as a regulated investment company; however, there can be no assurance that the Fund will so qualify and maintain its status as a regulated investment company. In any calendar year in which the Fund qualifies and elects to be treated as a regulated investment company, it will be relieved of federal tax on distributions of at least 97 percent of its ordinary income and 98 percent of its capital gain net income, plus any undistributed income from the preceding year. Alternatively, if the Fund were unable for any reason to maintain its status as a regulated investment company for any taxable year, the Fund would be subject to Federal income tax as an ordinary corporation on its taxable income, if any, without any deduction for distributions to shareholders. In such event, the amount of cash available for distributions to shareholders would be reduced because of the Fund's tax liability and all distributions made to shareholders (other than in liquidation) would be treated as ordinary income to the extent of the Fund's earnings and profits.

         A description of the tax consequences of share ownership is contained in the Prospectus under "Distributions and Tax Status."


                          CUSTODIAN AND TRANSFER AGENT

         Fidelity National Bank, Securities Centre, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305 (404) 240-1557, acts as custodian of all cash and securities of the Fund. SCM Portfolio Fund acts as its own transfer agent.

                             REPORTS TO SHAREHOLDERS

         Each time a shareholder invests, redeems or receives a distribution, the Fund sends a confirmation showing the date, nature of the transactions; the dollar amount; the number of shares added or subtracted in the account; the value per share; and the total number of shares in the account after the transaction. The Fund also sends all shareholders annual reports containing audited financial statements and other periodic reports, and semiannually, reports containing unaudited financial statements.

         Shareholder inquiries should be addressed to the Fund at P.O. Box 947, Carrollton, Georgia 30117 or by telephone to (770) 834-5839.

                             AUDITORS AND LITIGATION

         McMullan and Company, Certified Public Accountants, 1355 Peachtree Street, Atlanta, Georgia, have been selected by the Board of Directors of the Fund as independent accountants and auditors. McMullan and Company have no direct or indirect financial interest in the Fund or the Adviser. The Fund is not involved in any pending legal proceedings.

                                OTHER INFORMATION

         The Prospectus and Statement of Additional Information do not contain all of the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in the Prospectus and Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                            SCM PORTFOLIO FUND, INC.

                              FINANCIAL STATEMENTS


                                DECEMBER 31, 1997

                                TABLE OF CONTENTS

                                                                            Page


INDEPENDENT AUDITOR'S REPORT..................................................1

STATEMENT OF ASSETS AND LIABILITIES...........................................2

SCHEDULE OF INVESTMENTS.....................................................3-4

STATEMENT OF OPERATIONS.......................................................5

STATEMENTS OF CHANGES IN NET ASSETS...........................................6

NOTES TO FINANCIAL STATEMENTS...............................................7-8

SUPPLEMENTARY INFORMATION.....................................................9

         SELECTED PER SHARE DATA AND RATIOS..................................10

         AUDITOR'S REPORT ON INTERNAL CONTROL STRUCTURE......................12

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
SCM Portfolio Fund, Inc.


         We have audited the accompanying statement of assets and liabilities of SCM Portfolio Fund, Inc., including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and selected per share data and ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, and 1989. These financial statements, per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of SCM Portfolio Fund, Inc. as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1997 amend 1996, and the selected per share data and ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, and 1989, in conformity with generally accepted accounting principles.


                                CERTIFIED PUBLIC ACCOUNTANTS



January 12, 1998
Atlanta, Georgia

                            SCM PORTFOLIO FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES


                                DECEMBER 31, 1997



                                     ASSETS


ASSETS
         Investments in securities at market values
                  (identified cost - $461,113)                 $699,937
         Cash equivalents                                       449,788
         Cash in custodial account and premium reserve            3,153
         Dividends and interest receivable                        6,008
                                                             ----------

                                                             $1,158,886


                                  LIABILITIES

LIABILITIES
         Accounts payable                                        $1,085

NET ASSETS (Equivalent to $13.05 per share
         based on 88,674.029 shares outstanding;
         10,000,000 shares authorized)                        1,157,801
                                                             ----------

                                                             $1,158,886


Net assets consist of:
         Capital paid in                                       $916,342
         Unrealized appreciation on investments                 240,675
         Accumulated undistributed net investment income            784
                                                             ----------

                                                             $1,157,801

                            SCM PORTFOLIO FUND, INC.

                             SCHEDULE OF INVESTMENTS

                                DECEMBER 31, 1997

                                                                    Number of
                                                                    Shares or     Market
                                                                   Face Amount    Value
CASH EQUIVALENTS (39.1%)
  Fidelity National Bank Money Market Cl. III
         (cost $449,788)                                            $449,788     $499,788
                                                                                 ========

SECURITIES (60.9%)
  U.S. Government Obligations (8.8%)
    U.S. Treasury Notes, 6.375%, January 15, 1999                    $50,000      $50,340
    U.S. Treasury Notes, 6.25%, January 31, 2002                      50,000       50,880
                                                                                 --------

         Total (cost - $99,872)                                                   101,220
                                                                                 --------

  Preferred stocks (1.4%)
    General Motors Corp., 9.125%, Series B                               600       15,786
                                                                                 --------

         Total (cost - $15,000)                                                    15,786
                                                                                 --------

  Common stocks (50.7%)
    Business Equipment (2.8%)
      Hewlett Packard Company                                            300       18,711
      Johnson & Johnson Company                                          200       13,174
    Business Services (3.0%)
      Air Touch Communications                                           300       12,468
      Automatic Data Processing                                          200       12,274
      Oracle Corporation                                                 425        9,483
    Chemical - Basic Material (5.7%)
      PPG Industries                                                     600       34,272
      Sigma Aldrich Corp.                                                800       31,800
    Chemical - Specialty Material (1.3%)
      Cisco Systems, Inc.                                                150        8,362
      Pall Corp.                                                         300        6,204
    Consumer Goods - Drugs (6.4%)
      Abbott Labs                                                        400       26,200
      Amgen, Inc.                                                        100        5,412
      Merck & Co.                                                        400       42,400
    Consumer Goods - Foods (7.2%)
      Flowers Industries                                               1,500       30,840

      H. J. Heitz                                                        650       33,027
      Sysco Corporation                                                  400       18,224
    Consumer Goods - Retail (5.2%)
      Home Depot                                                         750       44,153
      Walmart Stores, Inc.                                               400       15,772

                                   -CONTINUED-

                   The accompanying notes are an integral part
                          of these financial statements

                                       -3-

                            SCM PORTFOLIO FUND, INC.

                       SCHEDULE OF INVESTMENTS - CONTINUED

                                DECEMBER 31, 1997

                                                        Number of
                                                        Shares or     Market
                                                       Face Amount    Value
SECURITIES - CONTINUED
    Electric & Electronic Mach/Equip/Supply (4.8%)
      AMP, Inc.                                             200        8,400
      General Electric Company                              200       14,674
      Intel Corp.                                           300       21,075
      Motorola, Inc.                                        200       11,436
    Financial - Banks (3.2%)
      Synovus Financial Corp.                             1,125       36,845
    Financial - Insurance (1.5%)
      Torchmark Corp.                                       400       16,872
    Household Products (.4%)
      Rubbermaid, Inc.                                      200        5,000
    Paper and Allied Products (.7%)
      Minnesota Mining  & Manuf. Co.                        100        8,206
    Primary Metals Industries (.5%)
      USX U.S. Steel                                        200        6,250
    Railroads (.8%)
      Norfolk Southern Corp.                                300        9,150
    Utilities - Electric (1.2%)
      Southern Company                                      200        5,174
      Teco Energy, Inc.                                     300        8,436
    Utilities - Telephone (5.3%)
      Bell Atlantic Corp.                                   200       18,200
      GTE Corp.                                             700       36,575
      Worldcom, Inc.                                        200        6,050
    Wholesale Trade, - Non-Durable Goods (.7%)
      Nike, Inc. - Class B                                  200        7,812
                                                                    --------

         Total (cost - $346,241)                                     582,931
                                                                    --------

         Total securities (cost - $461,113)                         $699,937
                                                                    ========

                     The accompanying notes are an integral
                       part of these financial statements.

                            SCM PORTFOLIO FUND, INC.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
     Income
         Interest                                                           $27,120
         Dividends                                                           11,736
                                                                           --------
                                                                             38,856
         Expenses
                  Administrative fees                                         2,668
                  Custodial fees                                              3,091
                  Fidelity bond                                                 906
                  Legal expenses                                              2,242
                  Taxes and security fees                                       510
                  Registration and reports                                      690
                  Accounting and auditing                                     4,000
                  Miscellaneous fund expenses                                 1,600
                                                                           --------

                                                                             15,707

                           Net investment income                             23,149

REALIZED AND UNREALIZED GAIN OR INVESTMENTS
         Net realized gain on securities transaction                         23,786
         Change in unrealized appreciation of investments
                  for the year                                              112,532

                  Net gain on investments                                   136,318

                  Net increase in net assets resulting from operations     $159,467
                                                                           ========

                     The accompanying notes are an integral
                       part of these financial statements.

                            SCM PORTFOLIO FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS


                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                    1997             1996
OPERATIONS
  Net investment income                                             $3,149          $21,580
  Net realized gain on security transactions                        23,786           21,445
  Change in unrealized appreciation                                112,532           58,081
                                                               -----------      -----------

      Increase in net assets resulting from operations             149,467          101,106
                                                               -----------      -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from issuance of shares                                  49,575            3,000
  Reinvestment of dividends                                         22,686           21,545
  Reinvestment of gain distribution                                 23,786           21,445
  Cost of shares redeemed                                           (6,843)         (71,452)
                                                               -----------      -----------

      Increase (decrease) in net assets from capital share
         transactions                                               89,204          (25,462)
                                                               -----------      -----------

DIVIDEND PAID
  From net investment income                                       (22,686)         (21,545)
  From realized capital gains                                      (23,786)         (21,445)
                                                               -----------      -----------

      Decrease in net assets from dividends paid                   (46,472)         (42,990)
                                                               -----------      -----------

         TOTAL INCREASE IN NET ASSETS                              202,199           32,654

Balance at beginning of period                                     955,602          922,948
                                                               -----------      -----------

Balance at end of period (including undistributed net
  income investment income of $784 and $321, respectively)      $1,157,801         $955,602
                                                               ===========      ===========

                     The accompanying notes are an integral
                       part of these financial statements.

                            SCM PORTFOLIO FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT


         The SCM Portfolio Fund, Inc. (the Fund) is a diversified, open-end, fully managed investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         Security Valuation

         Investments in securities are stated at market values based on the latest quoted market prices.


         Cash Equivalent


         Cash equivalents represent temporary investments in bank money market account, and are stated at cost which approximates market value.

         Federal Income Taxes

         No provision for federal income taxes is considered necessary since the Fund intends to distribute substantially all of its taxable net income, including any realized net gains on investment, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The identified cost method of determining the cost of investments for purposes of computing gains or losses from securities transactions is used for tax purposes.

         Other

         As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

NOTE 2 - PURCHASES AND SALES OF SECURITIES


         Purchases and sales of securities other than United States government obligations and cash equivalents aggregated $82,938 and $92,588, respectively. During 1997, $195,919 of United States government obligations were purchased; $146,028 were redeemed. Purchases exceeded sales (maturities) of cash equivalents by $48,839 for the year. For federal income tax purposes, the identified cost of investments owned (securities and cash equivalents) as of December 31, 1997, was $910,901.

                            SCM PORTFOLIO FUND, INC.

                                DECEMBER 31, 1997


NOTE 3 - CAPITAL STOCK

         Transactions in capital stock for the year ended December 31, 1997, were as follows:

                                           Shares      Amount

Shares sold                               3,934.261   $49,575
Shares issued in reinvestment of:

  Dividends                               1,736.885    22,686
  Capital gains distribution              1,822.715    23,786
                                          ---------  --------

                                          7,493.861    96,047
Shares acquired                            (563.648)   (8,365)
                                          ---------  --------

Net increase                              6,930.213   $87,682
                                          =========  ========

NOTE 4 - INVESTMENT ADVISORY FEES AND ADMINISTRATIVE COSTS


         The Company is party to an Investment Advisory Contract that provides for fees to be computed at an annual rate of 0.74 percent of the Company's average daily net assets. The Company's president is also president of the investment adviser. The agreement provides for an expense reimbursement from the investment adviser to the extent that the Company's total expenses exceed 2% of the Company's daily net assets. For the year ended December 31, 1997, no fees were paid. The adviser waived the balance of its fees.

         The Company is also party to an Administrative Services Contract with the same adviser. This contract provides for fees to be computed at an annual rate of 0.25% of the Company's average daily net assets. Fees under this contract have been recognized for 1997 at $2,668 and for 1996 at $2,320.

                            SUPPLEMENTARY INFORMATION

                       THIS PAGE INTENTIONALLY LEFT BLANK

                            SCM PORTFOLIO FUND, INC.

                            SUPPLEMENTARY INFORMATION
                       SELECTED PER SHARE DATA AND RATIOS


                 THE YEARS ENDED DECEMBER 31, 1997, 1996, 1995,
                     1994, 1993, 1992, 1991, 1990, AND 1989

                                                                           Year Ended December 31,
                                                            1997             1996             1995            1994
Selected Per-Share Data
Net asset value, beginning
   of year                                             $11.69              $10.97             $9.95            $10.41
Income from investment
Operations:
         Net investment income                            .28                 .28               .32               .31
         Net realized and unrealized
            gain (loss) on investments                   1.61                 .98              1.08              (.39)
            Total from investment
               operations                                1.89                1.26              1.40              (.08)
Less Distributions:
         From net investment income                      (.26)               (.27)             (.34)             (.29)
         From net realized gain                          (.27)               (.27)             (.04)             (.09)
            Total distributions                          (.53)               (.54)             (.38)             (.38)
Net asset value, end of the year                       $13.05              $11.69            $10.97             $9.95

Total Return                                            16.41%              11.53%            14.11%             (.76)%

Ratio and Supplemental Data
Net assets, end of year                                 $1,157,801          $955,602          $922,948          $812,629
Ratio of expenses to average net asset                   1.48%               1.68%             1.47%             1.59%
Ratio of net investment income to
   average net assets                                    3.66%               4.01%             4.52%             4.59%
Portfolio turnover rate                                 12.70%              11.43%            14.84%            27.17%
Average commission paid per                             $0.1813             $0.1553              --                --
   investment security traded

                             Year Ended December 31,

     1993                 1992              1991             1990              1989
        $10.26            $10.49             $9.98             $9.96            $10.00
   -----------       -----------       -----------       -----------       -----------

           .31               .31               .44               .59               .75
           .35              (.08)              .52              (.13)             (.06)
   -----------       -----------       -----------       -----------       -----------

           .66               .23               .96               .46               .69
   -----------       -----------       -----------       -----------       -----------

          (.29)             (.30)             (.44)             (.44)             (.73)
          (.22)             (.16)             (.01)              .00               .00
   -----------       -----------       -----------       -----------       -----------

          (.51)             (.46)             (.45)             (.44)             (.73)
   -----------       -----------       -----------       -----------       -----------

        $10.41            $10.26            $10.49             $9.98             $9.96
   ===========       ===========       ===========       ===========       ===========

          6.57%             2.25%             9.78%             4.57%             6.69%

      $731,106          $655,028          $706,098          $693,383          $358,406

          1.58%             1.83%             1.39%             1.70%             1.40%

          4.36%             2.91%             4.22%             5.75%             7.20%

         21.00%            28.00%            35.00%            45.00%             0.00%

                  855 Mt. Vernon Highway, Suite 220, Atlanta, Georgia 30328-4244
                                                 404-255-7373 o FAX 404-252-0409

McMullan and Company
CERTIFIED PUBLIC ACCOUNTANTS

                 AUDITOR'S REPORT ON INTERNAL CONTROL STRUCTURE

Board of Directors
SCM Portfolio Fund, Inc.


         In planning and performing our audit of the financial statements of SCM Portfolio Fund, Inc. for the year ended December 31, 1997, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

         The management of SCM Portfolio Fund, Inc. is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.


         Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.


         Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1997.


         This report is intended solely for the information and use of management and the Securities and Exchange Commission.


                                     CERTIFIED PUBLIC ACCOUNTANTS

January 12, 1998
Atlanta, Georgia

                                     PART C

                                OTHER INFORMATION


Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements

                  (1) Financial Highlights - Part A
                  (2) Independent Auditors Report - Part B
                  (3) Statement of Assets and Liabilities - Part B
                  (4) Schedule of Investments - Part B
                  (5) Statement of Changes in Net Assets - Part B
                  (6) Notes to Financial Statements - Part B
                  (7) Supplementary Information - Selected Per Share Data and
                      Ratios - Part B

         (b)      Exhibits


                  (1) Articles of Incorporation*
                  (2) Bylaws of the Company, as amended*
                  (3) Voting Trust Agreement - Not Applicable
                  (4) Specimen of Capital Stock*
                  (5) Investment Adviser Contract between Registrant and SCM
                      Associates, Inc.
                  (6) Underwriting or Distribution Contract - Not Applicable
                  (7) Pension, Bonus or Similar Contracts - Not Applicable
                  (8) Custodian Agreement between Registrant and Fidelity
                      National Bank*
                  (9) Other Material Contracts: Administrative Services Contract
                      between Registrant and SCM Associates, Inc.
                  (10)     (a)  Opinion and Consent of Counsel*
                           (b)  Representation Letter of Messrs. Pepper
                                Hamilton, LLP, legal counsel for Registrant
                  (11) Other opinions and Consents: Consent of McMullan and
                       Company
                  (12) Other Financial Statements - Not Applicable
                  (13) Initial Capital Agreements - Not Applicable
                  (14) Model Retirement Plan - Not Applicable
                  (15) Rule 12b-1 Plan - Not Applicable
                  (16) Schedule for Computation of Performance Quotations - Not
                       Applicable
                  (17) Financial Data Schedule
-----------------------
* Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement, filed via EDGAR on April 28, 1996.

Item 25.          Persons Controlled By or Under Common Control with Registrant

                  Inapplicable.

Item 26.          Number of Holders of Securities

                                                                 Number of
                  Title of Class                                 Record Holders


                  Common Stock, par value $1.00 per share             18


Item 27.          Indemnification


                  Under Article Eleven, Section 11.01 of the Registrant's By-Laws, any person who was or is a party or is threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Registrant, or is or was serving while a director or officer of the Registrant at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Georgia, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by -reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser

                  SCM Associates, Inc., 119 Maple Street, Carrollton, GA 30117, served as investment adviser to various entities prior to being employed as investment adviser of the Registrant. Southern Capital Management Company is a registered broker-dealer whose address is 119 Maple Street, Carrollton, GA 30117. The officers and directors of Adviser have held during the last two fiscal years the following positions of a substantial nature:


                  Stephen C. McCutcheon: President and Direct--or of the Fund; President and Director of Adviser and Southern Capital Management Company.


                  Henry W. Blizzard: Vice President and Director of the Fund; Law Partner, Sherrill, Batts, Mathews, and Blizzard, Athens, Alabama; Vice President and Director of Adviser and Southern Capital Management Company.


                  James M. Prather: Secretary and Director of' the Fund; maintained a dental practice in Carrollton, Georgia; Secretary and Director of Adviser and Southern Capital Management Company.


                  Cynthia B. McCutcheon: Treasurer of the Fund; Operations Manager, Treasurer and Director of Adviser and Director of Southern Capital Management. Company.

Item 29.          Principal Underwriters

                  The Fund is the sole underwriter of its shares. No commissions are charged by the Fund or paid to another party.

Item 30.          Location of Accounts and Records

                  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by SCM Associates, Inc., 119 Maple Street or 123 Ole Hickory Trail, Carrollton, Georgia 30117 or Fidelity National Bank, Securities Centre, 3490 Piedmont Road, Suite 1450, Atlanta, Georgia 30305.

Item 31.          Management Services

                  Not Applicable.

Item 32.          Undertakings

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Carrollton, and State of Georgia on this 29th day of April 1998.


                                   SCM PORTFOLIO FUND, INC.
                                  (Registrant)

                                   By:/s/ Stephen C. McCutcheon
                                    Stephen C. McCutcheon
                                    President

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Stephen C. McCutcheon                   President                           April 29, 1998
Stephen C. McCutcheon                       and Director                             Date


/s/ Henry W. Blizzard                       Vice President                      April 29, 1998
Henry W. Blizzard                           and Director                             Date


/s/ James M. Prather                        Secretary                           April 29, 1998
James M. Prather                            and Director                             Date


/s/ Cynthia B. McCutcheon                   Treasurer                           April 29, 1998
Cynthia B. McCutcheon                                                                Date


/s/ William L. McGee                        Director                            April 29, 1998
William L. McGee                                                                     Date


/s/ Lititia H. Stone                        Director                            April 29, 1998
Lititia H. Stone                                                                     Date

                                  EXHIBIT INDEX


      Item No.                              Description                Page No.
24(b)(5)                                Investment Adviser Contract
                                        between Registrant and SCM
                                        Associates, Inc.

24(b)(9)                                Administrative Services
                                        Contract between Registrant
                                        and SCM Associates, Inc.


24(b)(10)(b)                            Representation Letter of
                                        Messrs. Pepper Hamilton
                                        LLP


24(b)(11)                               Consent of McMullan and
                                        Company

24(b)(17)                               Financial Data Schedule

                                       -1-